UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 02, 2022

Clearwater Analytics Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40838	87-1043711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 W. Main Street Suite 900
Boise, Idaho		83702
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 208 918-2400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	CWAN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 2, 2022, Clearwater Analytics Holdings, Inc. ("Clearwater") issued a press release announcing its results for the quarter ended December 31, 2021. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Clearwater is making reference to the non-GAAP financial information in both the press release and its earnings call. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the attached press release.

Item 8.01 Other Events

Lock-Up Release Date

In connection with the initial public offering of Class A common stock (the “IPO”), Clearwater and its executive officers, directors and holders of substantially all of our common stock entered into lock-up agreements with the underwriters that restrict their ability to sell or transfer their shares, or otherwise engage in certain transactions related to their shares, for a period of 180 days after September 23, 2021. Such period is referred to as the lock-up period.

Pursuant to the lock-up agreements with the underwriters, if (i) at least 120 days have elapsed since September 23, 2021, (ii) Clearwater has publicly released earnings results for the quarterly period during which the IPO occurred and (iii) such lock-up period is scheduled to end during or within five trading days prior to a broadly applicable and regularly scheduled period during which trading in Clearwater’s securities would not be permitted under its insider trading policy (the “blackout period”), such lock-up period will end ten trading days prior to the commencement of such blackout period.

The lockup period is scheduled to end during a blackout period. Therefore, in accordance with the lock-up agreements with the underwriters, the lock-up period will end as to all shares subject to the lock-up agreement and such shares will become eligible for sale in the public market at the open of trading on March 7, 2022, subject to trading limitations on such shares held by affiliates of Clearwater, continued vesting of any unvested equity awards as of such date, and Clearwater’s insider trading policy.

Item 9.01 Financial Statements and Exhibits.

(d): The following exhibits are being filed herewith:

Exhibit Number	Description
99.1	Press release entitled "Clearwater Analytics Announces Fourth Quarter 2022 Financial Results" dated March 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clearwater Analytics Holdings, Inc.

Date:	March 02, 2022	By:	/s/ Jim Cox
Jim Cox, Chief Financial Officer